UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2024
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) As previously disclosed, on July 26, 2024, Everi Holdings Inc., a Delaware corporation (the “Company” or “Everi”), entered into definitive agreements with International Game Technology PLC, a public limited company incorporated under the laws of England and Wales (“IGT”), Ignite Rotate LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IGT (“Spinco”), Voyager Parent, LLC, a Delaware limited liability company (“Buyer”), and Voyager Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Buyer (“Buyer Sub,” and together with the Company, IGT, Spinco, and Buyer, the “Parties”), pursuant to which, and subject to the terms and conditions of the definitive agreements, the Parties agreed to consummate certain proposed transactions (collectively, the “Proposed Transaction”), as a result of which, among other matters, Everi and IGT’s Gaming & Digital business will be simultaneously acquired by a newly formed holding company (“Newco”) owned by funds managed by affiliates of Apollo Global Management, Inc. The Proposed Transaction is expected to be completed by the end of the third quarter of 2025, assuming the timely satisfaction of closing conditions, including certain gaming and regulatory approvals.
As previously disclosed, it is currently anticipated that upon the effective time of the merger of Buyer Sub with and into the Company, Mark F. Labay will transition from the role of Chief Financial Officer of the Company to the role of Chief Integration Officer of Newco. On December 5, 2024, Newco announced, among other matters, that following the closing of the Proposed Transaction: (i) the combined enterprise will be organized into three business units: Gaming, Digital, and FinTech; (ii) Hector Fernandez will lead the combined enterprise as Chief Executive Officer (“CEO”) and is expected to join the combined enterprise by the fourth quarter of 2025; (iii) Nick Khin, President, Global Gaming at IGT, will lead the combined enterprise as Interim CEO until Mr. Fernandez assumes the CEO role after which Mr. Khin will serve as CEO of the Gaming business unit; (iv) Gil Rotem, current President of IGT PlayDigital, will serve as CEO of the Digital business unit; and (v) Darren Simmons, current Executive Vice President and FinTech Business Leader at Everi and a named executive officer of Everi, will serve as CEO of the FinTech business unit.
Prior to the closing of the Proposed Transaction, the Company does not currently anticipate any changes to its senior management team, including its CEO and principal executive officer or any other named executive officer, except as previously disclosed.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, related to Everi and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Everi. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the anticipated steps associated with, and the ability of the Parties to consummate, the Proposed Transaction, as well as the anticipated management of the combined enterprise and its business units following the closing. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of Everi, to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain gaming and regulatory approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of Everi and on Everi’s operating results, including that Everi’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require Everi to pay a termination fee; significant transaction costs, fees, expenses, and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of Everi management’s attention from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks relating to any resurgence of the COVID-19 pandemic or similar public health crises; risks related to competition in the gaming industry; dependence on significant licensing arrangements, customers, or other third parties; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as currency exchange, inflation, and interest rates, and recession; government policies (including policy changes affecting the gaming industry, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Everi cannot control; regulation and litigation matters relating to the Proposed Transaction or otherwise impacting Everi or the gaming industry generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that have been or may be instituted against the Parties and others following the announcement of the Proposed Transaction; unanticipated adverse effects or liabilities from business divestitures; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Everi’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Everi’s Quarterly Reports on Form 10-Q. A further description of risks and uncertainties relating to Everi can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov. There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, Everi’s stockholders will cease to have any equity interest in Everi and will have no right to participate in its earnings and future growth. Everi cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. Everi does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.
Additional Information and Where to Find It
In connection with the Proposed Transaction among Everi, IGT, Spinco, Buyer, and Buyer Sub, Everi filed relevant materials with the Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”), which was first mailed to Everi stockholders on or about October 4, 2024. The Company may also file other relevant documents with the SEC regarding the Proposed Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that Everi may file with the SEC or send to its stockholders in connection with the Proposed Transaction. BEFORE MAKING ANY DECISIONS RELATING TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF EVERI ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EVERI, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Investors and security holders are able to obtain free copies of such documents (when available) through the website maintained by the SEC at http://www.sec.gov, or by visiting Everi’s website at www.everi.com or by contacting Everi’s Investor Relations Department at Everi Holdings Inc., Investor Relations, 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113.
No Offer or Solicitation
This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: December 5, 2024	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Senior Vice President, Chief Accounting Officer